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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K/A

                                 AMENDMENT NO. 2

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               April 6, 2005

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               (Date of Report: Date of earliest event reported)

Cordia Corporation

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           (Exact name of registrant as specified in its charter)

          Nevada                 33-23473                    11-2917728

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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)

 of incorporation)

             2500 Silverstar Road, Suite 500, Orlando, Florida 32804

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                    (Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

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                                NA

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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-4(e) under the

Exchange Act (17 CFR 240.13e-4(c))

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         ITEM 1.01 Entry Into a Material Definitive Agreement

On April 1, 2005, Barron Partners, L.P., a Delaware limited partnership, (“Barron”) notified Cordia Corporation, a Nevada corporation, (“Cordia”) of typographical errors contained in Warrant A and Warrant B issued to Barron on March 3, 2005 pursuant to a Preferred Stock Purchase Agreement entered into by the Parties on March 3, 2005.

The purpose of this Amended Form 8-K is to correct the following errors:

Warrant A

The Exercise Price per Share incorrectly read $.2.00 and has been corrected to read $2.00.

The parties, in their negotiations of the Preferred Stock Purchase Agreement, agreed that the limitation contained in Section 7 Adjustment of Exercise Price and Number of Shares contained in Warrant A would apply only to sub-sections (d) and (e) of that section and that the adjustments recognized in sub-sections (a) – (c) would not be subject to the three (3) year limitation or when the aggregate number of common shares underlying the warrant equaled three hundred thousand (300,000) shares or less.  The Warrant as previously filed erroneously applied the limitation on all the sub-sections of Section 7.  The revised language in Section 7 has been modified to reflect the mutual understanding of the parties.

Warrant B

The price to be paid by the Company should the Company call the warrant as described in Section 8 Call by the Company incorrectly read $3.00 and has been corrected to read $6.00.

The parties, in their negotiations of the Preferred Stock Purchase Agreement, agreed that the limitation contained in Section 7 Adjustment of Exercise Price and Number of Shares contained in Warrant A would apply only to sub-sections (d) and (e) of that section and that the adjustments recognized in sub-sections (a) – (c) would not be subject to the three (3) year limitation or when the aggregate number of common shares underlying the warrant equaled three hundred thousand (300,000) shares or less.  The Warrant as previously filed erroneously applied the limitation on all the sub-sections of Section 7.  The revised language in Section 7 has been modified to reflect the mutual understanding of the parties.

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                    ITEM 7.  EXHIBITS

     The following exhibits are included as part of this report:

            SEC

Exhibit     Reference

Number      Number            Title of Document                Location

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10.1	Agreement to Clarify the Terms of Warrant A and
Warrant B, dated as of April 6, 2005, between
Cordia Corporation and Barron Parners, L.P.

10.2	Common Stock Purchase Warrant A, dated as of
March 3, 2005, and corrected as of April 6, 2005,
issued by Cordia Corporaiton to Barron Partners, L.P.

10.3	Common Stock Purchase Warrant B, dated as of
March 3, 2005, and corrected as of April 6, 2005,
issued by Cordia Corporaiton to Barron Partners, L.P.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         Cordia Corp.

                                         By: /s/ Patrick Freeman

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Date: April 6, 2005                       Patrick Freeman, Chief Executive

                                          Officer, Duly Authorized Officer